1 4Q 2016 Earnings Call February 28, 2017 8:30am ET

2 Safe Harbor Statement Certain statements made within this presentation contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of performance and by their nature are subject to inherent uncertainties. Actual results may differ materially. Any forward-looking information relayed in this presentation speaks only as of February 27, 2017, and Hertz Global Holdings, Inc (the “Company”). The Company undertakes no obligation to update that information to reflect changed circumstances. Additional information concerning these statements is contained in the Company’s press release regarding its Fourth Quarter 2016 results issued on February 27, 2017, and the Risk Factors and Forward-Looking Statements sections of the Company’s Second Quarter 2016 Quarterly Report on Form 10-Q filed on August 8, 2016, and will be contained in the Company’s 2016 Annual Report on Form 10-K when filed. Copies of these filings are available from the SEC, the Hertz website or the Company’s Investor Relations Department. 4Q

3 Non-GAAP Measures THE FOLLOWING KEY METRICS AND NON-GAAP* MEASURES WILL BE USED IN THE PRESENTATION: Adjusted corporate EBITDA Adjusted corporate EBITDA margin Adjusted pre-tax income (loss) Adjusted net income (loss) Adjusted diluted earnings (loss) per share (Adjusted diluted EPS) Total RPD Total RPU Net depreciation per unit per month Net non-vehicle debt Net vehicle debt Vehicle utilization 4Q *Definitions and reconciliations of these key metrics and non-GAAP measures are provided in the Company’s fourth quarter 2016 press release issued on February 27, 2017 and as an exhibit to the Company’s Form 8-K filed on February 28, 2017.

4 Agenda BUSINESS OVERVIEW Kathryn Marinello President & Chief Executive Officer Hertz Global Holdings, Inc. FINANCIAL RESULTS OVERVIEW Tom Kennedy Chief Financial Officer Hertz Global Holdings, Inc. 4Q

5 New CEO: Extensive Automotive and Operating Experience 4Q CAREER SUMMARY • Stream Global Services, CEO………………. • Ceridian Corporation, CEO…………………. • General Electric……………………………….. o President and CEO, Fleet Commercial Finance o President and CEO, Consumer Insurance o President and CEO, Consumer Finance • First Data (now US Bank)………………......... o President and CEO, Electronic Payments o President, Card Services • Chemical Bank (now JP Morgan Chase)…… o CFO, Marketing Current / Former CORPORATE BOARD MEMBERSHIPS • Volvo AB • General Motors • Nielsen Holdings • Mastercard U.S.  Turnaround, technology, sales, service, operations  Turnaround, technology, fleet, finance, sales, service, operations, consumer marketing  Fleet, finance, sales, service, operations, consumer marketing, M&A  Technology, revenue management, mobility services, strategic development  Technology, finance, business development, operations, consumer marketing

6 Back to Basics Focus on Revenue Generation 4Q • Streamlined reporting structure, established cross-functional team to improve collaboration o Direct interaction, oversight o Fast track decision making o Ability to react quickly • Back to Basics – Focus on the Key Business Drivers: • FLEET………………. improve mix and quality, efficient buying/selling processes • SERVICE…………… recruiting, training, Ultimate Choice roll out • MARKETING……….. repositioning Dollar and Thrifty brands, search engine optimization, improved website/app experience • TECHNOLOGY……..customer-facing needs will take precedence Influencing Global Brand Preference through Caring Service and the Right Products

7 TOM KENNEDY CHIEF FINANCIAL OFFICER Hertz Global Holdings, Inc. Quarterly Overview

8 FY 2016 Accomplishments 4Q  Opened 7 Ultimate Choice airport locations, empowering customers to choose the exact car they want, while offering flexibility and options • 6 additional locations opened as of February 28th  Launched technology transformation initiatives • Outsourced legacy system; introduced first updated platform, CRM  Deployed new revenue management module - better rate segmentation, faster response time • Second module launched 1Q:17 - more accurate demand forecasting  Began rebalancing fleet car-class weighting  Eliminated $350 million from Direct Operating and SG&A expenses, and Fleet Carrying costs  Completed spin-off of equipment rental business and the successful restructuring of our non-vehicle debt  Entered into agreement to sell RAC operation in Brazil to Localiza, the market leader in South America • Transaction includes strategic partnership agreement involving co-branding in Brazil, customer referrals outside of Brazil, and exchange of technology and information  Strengthened non-vehicle debt maturity profile

9 4Q/FY:16 Consolidated Results GAAP 4Q:16 Results 4Q:15 Results YoY Change FY:16 Results FY:15 Results YoY Change Revenue $2,009M $2,027M (1)% $8,803M $9,017M (2)% Income (loss) from continuing operations before income taxes $(466)M $(52)M NM $(470)M $132M NM Net Income (loss) from continuing operations $(438)M $(37)M NM $(474)M $115M NM Diluted earnings (loss) per share from continuing operations $(5.28) $(0.43) NM $(5.65) $1.26 NM Weighted Average Shares outstanding: Diluted 83M 87M 84M 91M Non-GAAP* Adjusted corporate EBITDA $12M $94M (87)% $553M $858M (36)% Adjusted corporate EBITDA margin 1% 5% (404 bps) 6% 10% (323 bps) Adjusted pre-tax income (loss) $(93)M $(40)M NM $65M $325M (80)% Adjusted net income (Loss) $(59)M $(25)M NM $41M $205M (80)% Adjusted diluted EPS $(0.71) $(0.29) NM $0.49 $2.25 (78)% 4Q *Definitions and reconciliations of these key metrics and non-GAAP measures are provided in the Company’s fourth quarter 2016 press release issued on February 27, 2017 and as an exhibit to the Company’s Form 8-K filed on February 28, 2017.

10 4Q:16 U.S. RAC Revenue Performance Revenue Days RPD Vehicle Utilization (bps) Capacity RPU (2%)(2%) (8%) 0% 6% 2% 1%1% (8%) (10%) (5%) (3%) 660 540440 60 (2%) (5%)(5%) 2% 0% (2%) 0% (4%) U.S. RAC (YOY quarterly results) Revenue is defined as total revenue excluding ancillary retail car sales. Capacity is average fleet, see calculation in Q4:16 press release. Vehicle utilization is calculated as transaction days divided by capacity. RPU is calculated as total revenue divided by average fleet divided by months in period. 4Q:16 Performance Drivers (5%) 0% (1%) 100 3% (3%) 4Q • Rate • RPD declined 1% YoY, but improved160 bps sequentially from 3Q:16 • Customer mix remains challenging • Leisure RPD flat YOY • Volume • Leisure volume increased 2%, despite discontinuation of Firefly brand in U.S. • Business volume increased 1% on higher insurance replacement and government rentals, and incremental new ride-hailing rental demand, offset by continued weakness in corporate contracted volume

4Q:16 U.S. Rentable Vehicle Utilization

4Q

Rentable Vehicle Utilization* YoY bps Inc/(Dec)

Rentable vehicle utilization excludes fleet unavailable for rent



(30)
240
380
(60)
(50)
Q4'15
Q1'16
Q2'16
Q3'16
Q4'16

Capacity level is timing related

- Rentable vehicle utilization 50 basis points lower 4Q:16 vs 4Q:15
- Vehicle mix drives preference
  - Currently onboarding larger mix of full- and mid-size vehicles to address customer preference
  - Timing issue related to disposition of excess compact fleet as new vehicles are added
  - Getting the right fleet mix is a priority for revenue growth strategy

* Rentable Vehicle Utilization is calculated by dividing transaction days by available car days, excluding fleet unavailable for rent e.g.: recalled, out of service, and vehicles in onboarding and remarketing channels

NYSE: HTZ 11

12 4Q:16 U.S. RAC Monthly Depreciation Per Unit 33% 32% 34% 29% 34% 37% Auction Retail Dealer Direct 4Q:16 4Q:15 Alternative Sales Channels - Core Competency • 71% of mix 4Q:16 vs 66% 4Q:15 • 66% FY:16 vs 58% FY:15 • Sales through highest-return retail channel growing • Expect to increase alternative channel sales in 2017 Non-Program Vehicle Disposition Channel Mix Monthly Depreciation Per Unit YoY % • 4Q:16 used car prices incrementally under more pressure • November 2016 rate review in line with expectations • Third-party estimates assume market residual values will be down 3% in 2017 $303 $278 $304 $321 $301 $287 $248 $267 $269 $267 Q1 Q2 Q3 Q4 YTD 2016 2015 +13% +19% +6% +12% +14% 4Q

Opportunities to Offset Residual Value Risk

- Improve quality of vehicle mix – stronger, less volatile residuals
- Negotiate lower purchase prices on like-for-like non-program vehicles
- Increase mix of used-car purchases
- Grow ride-hailing rentals through use of second-life vehicles with extended holding periods
- Increase sales through higher-return alternative channels
- Increase rental pricing power: correlation to vehicle ownership costs
  - +/- 1% Δ Total U.S. RPD has ~$54M impact on Adjusted Corporate EBITDA
- 2017 U.S. residual value cost sensitivity:
  - +/- 1% Δ Net Vehicle Depreciation per Unit per Month has ~$18M impact on Adjusted Corporate EBITDA
  - +/- 1% Δ residual values has ~$59M impact on Adjusted Corporate EBITDA

NYSE: HTZ 13

14 4Q:16 International RAC • 4Q:16 revenue decreased 6%, or 4% YoY when you exclude FX - Transaction days increased 1% despite exiting certain underperforming accounts in the UK - Total RPD declined 5% due to the faster growth of value brands, and competitive market pricing across Europe • Total vehicle utilization was 73%, unchanged from the prior-year period • Net monthly depreciation per unit increased 1% YoY • Direct operating and SG&A expenses per transaction day improved 9% YoY • Adjusted corporate EBITDA and margin were unchanged YoY 4Q

15 LIQUIDITY / BALANCE SHEET OVERVIEW TOM KENNEDY CHIEF FINANCIAL OFFICER Hertz Global Holdings, Inc.

16 12/31/16 Senior RCF Availability $1,130M Unrestricted Cash 816M Corporate Liquidity $1,946M Liquidity and Debt Overview • In February 2017, amended the Senior Revolving Credit Facility to provide more cushion in the financial maintenance covenant – New covenant tests the first-lien leverage ratio in lieu of a net corporate leverage ratio with cost saving add-back provision • YE’16 net corporate leverage ratio at 5.6x (net non-vehicle debt/TTM Adj. Corporate EBITDA) • In February 2017, extended maturity date on four RAC revolving vehicle facilities to January 2019 – $3.2 billion US VFN commitments, €235M European RCF commitments, £250 million UK Leveraged lease facility, and CAD$350 million Canadian Securitization commitments • Limited debt maturities in 2017 – $8 million in non-vehicle debt maturities – $192 million in US RAC term ABS amortizations – $453 million in Donlen expected term ABS amortizations Corporate Liquidity at December 31, 2016

17 First Lien Financial Maintenance Covenant Consolidated First Lien Leverage Ratio as of 12/31/16 was 2.4x, calculated as follows: – Unrestricted cash capped at $500M; cap falls away post 12/31/17 once Gross Corporate Leverage ratio ≤ 6.0x for two consecutive quarters – Restricts share repurchases or dividend payouts until net corporate leverage ratio is below 4.0x for two consecutive quarters Consolidated First-Lien Leverage Ratio tested each quarter, must not exceed thresholds outlined below: Senior RCF Facility Size $1,700M Outstanding Letters of Credit - 570 Term Loan Outstanding + 697 Unrestricted Cash - 500 First Lien Secured Net Debt 1,327 Covenant Ratio Adjusted Corporate EBITDA1 / 546 First Lien Leverage Ratio 2.4X 1 Defined as TTM Adjusted Corporate EBITDA of $553M – $7M Other Adjustments as per Credit Agreement YE’16 1Q’17-3Q’17 4Q’17+ 3.0X 3.25X 3.0X

18 Q&A